Other non-current assets (Details) - USD ($) $ in Thousands	Jun. 30, 2022	Dec. 31, 2021
Other non-current assets.
Restricted cash - non - current	$ 1,681	$ 1,707
Non-current financial assets held at fair value through profit or loss	21,715	17,459
Non-current financial assets held at fair value through OCI	19,704	35,710
Other non-current assets	$ 43,100	$ 54,876